UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 21, 2012


                               GLOBAL GREEN, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

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

              Florida                                  333-174853                               20-1515998
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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                  2820 Remington Circle, Tallahassee, FL 32308
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (850) 597-7906
                                 --------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

Listing of Common Stock for Trading

On March 21, 2011, Global Green, Inc.'s ("the Company") common stock was listed for trading on the FINRA Over the Counter Market Bulletin Board under the trading symbol "GOGC."






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                                                              SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                              GLOBAL GREEN, INC.




Date:  March 21, 2012                            By:/s/Mehran P. Ghazvini
                                                       ------------------
                                                   Dr.  Mehran P. Ghazvini, DC,
                                                        Chief Executive Officer